UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 16, 2020

Pennsylvania Real Estate Investment Trust

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	001-6300	23-6216339
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

One Commerce Square 2005 Market Street, Suite 1000 Philadelphia, Pennsylvania		19103
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 875-0700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Beneficial Interest, par value $1.00 per share	PEI	New York Stock Exchange
Series B Preferred Shares, par value $0.01 per share	PEIPrB	New York Stock Exchange
Series C Preferred Shares, par value $0.01 per share	PEIPrC	New York Stock Exchange
Series D Preferred Shares, par value $0.01 per share	PEIPrD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Second Amendment to Bridge Credit Agreement

On October 16, 2020, Pennsylvania Real Estate Investment Trust (“PREIT”), PREIT Associates, L.P. and PREIT-RUBIN, Inc. (collectively with PREIT and PREIT Associates, L.P., the “Borrower”) entered into a Second Amendment to Credit Agreement (the “Second Amendment”) that amends that certain Credit Agreement, dated August 11, 2020 (as amended, the “Bridge Credit Agreement”) with Wells Fargo Bank, National Association and the financial institutions signatory thereto and their assignees.

The Second Amendment, among other things, (i) increased the aggregate amount of Term Loan Commitments under the Bridge Credit Agreement by $25 million and (ii) permitted the Borrower to draw the entire unfunded amount of the Term Loan Commitments on the effective date of the Second Amendment, subject to certain restrictions, the proceeds of which were disbursed into a cash collateral account controlled by the administrative agent. Disbursements from such account will be subject to certain conditions, including that they be determined according to a multiple of amounts set forth in the Loan Budget, and the Borrower may only draw from such cash collateral account when its unrestricted cash and cash equivalents (not including the cash in such account) is equal to or less than $12.5 million. The Borrower must pay certain fees in connection with the Second Amendment.

The Bridge Credit Agreement contains certain affirmative and negative covenants customarily found in facilities of its type that remain unchanged under the Second Amendment, and which are described in PREIT’s Current Report on Form 8-K filed on August 12, 2020, in addition to certain representations, some of which are qualified under the Second Amendment. All capitalized terms used in Item 1.01 of this Current Report on Form 8-K under the caption “Second Amendment to Bridge Credit Agreement” and not otherwise defined herein have the meanings ascribed to such terms in the Bridge Credit Agreement. The description above is qualified in its entirety by reference to the Second Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Amendment and Waiver to Restructuring Support Agreement

On October 16, 2020, PREIT and the other Company Parties under the Restructuring Support Agreement, dated as of October 7, 2020, among the Company Parties and the Consenting Lenders entered into an Amendment and Waiver to Restructuring Support Agreement (“RSA Amendment and Waiver”; the Restructuring Support Agreement, as so amended, the “RSA”), with the Requisite Consenting Lenders and the Requisite Consenting Bridge Lenders. All capitalized terms used in Item 1.01 of this Current Report on Form 8-K under the caption “Amendment and Waiver to Restructuring Support Agreement” and not otherwise defined herein have the meanings ascribed to such terms in the RSA.

The RSA Amendment and Waiver amended the defined term “Financing Order” to include interim and final orders of the Bankruptcy Court authorizing the Company to use cash collateral securing Bridge Indebtedness, such orders to be in form and substance acceptable to the Agent and Requisite Consenting Bridge Lenders, to the extent that DIP Financing is not sought at the outset of any potential Chapter 11 Cases.

In addition, under the RSA Amendment and Waiver, the Consenting Lenders waived the Company Parties’ failure to commence the Solicitation by 11:59 p.m. (Eastern Time) on October 8, 2020, subject to additional terms and related cure periods.

The description above is qualified in its entirety by reference to the RSA Amendment and Waiver, which is filed as Exhibit 10.2 to this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference to this Item 2.03.

Forward Looking Statements

This current report contains certain forward-looking statements that can be identified by the use of words such as “anticipate,” “believe,” “estimate,” “expect,” “project,” “intend,” “may” or similar expressions. Forward-looking statements relate to expectations, beliefs, projections, future plans, strategies, anticipated events, trends and other matters that are not historical facts. These forward-looking statements reflect our current views about future events, achievements and results and are subject to risks, uncertainties and changes in circumstances that might cause future events, achievements or results to differ materially from those expressed or implied by the forward-looking statements. Such factors include, but are not limited to, the ability to confirm and consummate a plan of reorganization in accordance with the terms of the RSA; risks attendant to the bankruptcy process, including our ability to obtain court approvals with respect to motions filed in the Chapter 11 Cases, the outcomes of court rulings and the Chapter 11 Cases in general and the length of time that we may be required to operate in bankruptcy; the effectiveness of the overall restructuring activities pursuant to the Chapter 11 Cases and any additional strategies that we may employ to address our liquidity and capital resources; the actions and decisions of creditors, regulators and other third parties that have an interest in the Chapter 11 Cases, which may interfere with the ability to confirm and consummate a plan of reorganization; restrictions on us due to the terms of any interim and final orders that we may seek from the Bankruptcy Court authorizing our use of cash collateral securing the indebtedness under the Bridge Credit Agreement; our ability to achieve forecasted revenue and pro forma leverage ratio and generate free cash flow to further reduce indebtedness; our ability to manage our business through the impacts of the COVID-19 pandemic, a weakening of global economic and financial conditions, changes in governmental regulations and related compliance and litigation costs and the other factors discussed in the sections entitled “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019 and in our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2020. We do not intend to update or revise any forward-looking statements to reflect new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description

10.1	Second Amendment to Credit Agreement dated as of August 11, 2020, by and among PREIT Associates, L.P., PREIT-RUBIN, Inc., Pennsylvania Real Estate Investment Trust, and the financial institutions party thereto and their assignees, dated as of October 16, 2020.

10.2	Amendment and Waiver to Restructuring Support Agreement, dated as of October 16, 2020, by and among PREIT Associates, L.P., PREIT-RUBIN, Inc., Pennsylvania Real Estate Investment Trust, and the financial institutions party thereto and their assignees

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

Date: October 22, 2020	By:	/s/ Lisa M. Most
Lisa M. Most
Executive Vice President, Secretary and General Counsel